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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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       Date of Report (Date of earliest event reported): NOVEMBER 2, 2000




                           BRIGHAM EXPLORATION COMPANY
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          DELAWARE                    000-22433                75-2692967
(STATE OR OTHER JURISDICTION          (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


                            6300 BRIDGEPOINT PARKWAY
                             BUILDING TWO, SUITE 500
                               AUSTIN, TEXAS 78730
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (512) 427-3300


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Item 5.  OTHER EVENTS.

         On November 2, 2000, Brigham Exploration Company ("Brigham") announced that it entered into a series of financing agreements that provide funding (i) to repurchase all subordinated debt and equity securities in Brigham held by affiliates of Enron North America (the "Enron Affiliates") at a substantial discount, and (ii) to continue and expand Brigham's planned drilling program into 2001.

         Brigham has raised an aggregate of $40 million in these financing transactions through the issuance of (i) $20 million in new subordinated notes and warrants to purchase Brigham common stock to Shell Capital Inc., and (ii) $20 million in new mandatorily redeemable preferred stock and warrants to purchase Brigham common stock to affiliates of Donaldson, Lufkin & Jenrette. With a portion of the proceeds from these two financing transactions, Brigham has purchased all of the Enron Affiliates' interests in Brigham, which included
(i) $51.2 million of outstanding senior subordinated notes due 2003 (which bore interest at annual rates of 12% to 14%) and associated accrued interest obligations, (ii) warrants to purchase one million shares of common stock at $2.43 per share, and (iii) 1,052,632 shares of common stock (collectively, the "Enron Securities"), for total cash consideration of $20 million. The remaining approximate $17.5 million in net capital availability raised from these financing transactions after the repurchase of the Enron Securities and the payment of estimated fees and expenses will be used by Brigham to fund its planned drilling program into 2001.

         A copy of Brigham's press release regarding these financing transactions is attached hereto as Exhibit 99.1.


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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits

                           ITEM                  EXHIBIT

                           99.1*                 Press Release dated
                                                 November 2, 2000.

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*  filed herewith.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            BRIGHAM EXPLORATION COMPANY

Date:    November 3, 2000                   By:      /S/ Curtis F. Harrell
                                                     ---------------------------
                                                         Curtis F. Harrell
                                                         Chief Financial Officer




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                                INDEX TO EXHIBITS

                        ITEM NUMBER                EXHIBIT

                        99.1*                Press Release dated
                                             November 2, 2000.